UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2010

MasterCard Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Purchase Street Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(914) 249-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2010, MasterCard International Incorporated (the “Company”), the principal operating subsidiary of MasterCard Incorporated (the “Registrant” and, collectively with the Company, “MasterCard”), entered into an amended and restated employment agreement (the “Agreement”) with Ajay Banga, President and Chief Executive Officer of MasterCard. The Agreement was contemplated by an offer letter, dated April 12, 2010, entered into by the Registrant and Mr. Banga (the “CEO Offer Letter”) in connection with Mr. Banga’s appointment as President and Chief Executive Officer of MasterCard, effective July 1, 2010.

As contemplated by the CEO Offer Letter, the Agreement consolidates the remaining relevant terms of Mr. Banga’s original employment agreement and offer letter (the “Original Offer Letter” and, collectively with the original employment agreement, the “Initial Agreements”), dated June 16, 2009 and June 15, 2009, respectively, each entered into by the Company and Mr. Banga when he agreed to join MasterCard. The Agreement contains no material terms not otherwise contained in the Initial Agreements or the CEO Offer Letter, each of which have been filed with and described in the Registrant’s periodic reports pursuant to the Securities Exchange Act of 1934, as amended.

Consistent with the CEO Offer Letter, the Agreement amends and restates and modifies Mr. Banga’s original existing employment agreement as follows: the Agreement (1) incorporates the modifications set forth in the CEO Offer Letter; (2) modifies the existing employment agreement to indicate that Mr. Banga has been appointed, and currently serves, as President and Chief Executive Officer of MasterCard; (3) incorporates the provisions of the Original Offer Letter relating to the terms of the second part of his sign-on bonus; and (4) includes clarifications with respect to Section 409A of the Internal Revenue Code and the guidance promulgated thereunder.

The foregoing descriptions of the Agreement do not purport to be complete descriptions and are qualified in their entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Employment Agreement between MasterCard International Incorporated and Ajaypal Banga, dated as of July 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date: July 8, 2010	By	/S/ NOAH J. HANFT
Noah J. Hanft
General Counsel, Chief Payment System Integrity & Compliance Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Employment Agreement between MasterCard International Incorporated and Ajaypal Banga, dated as of July 1, 2010.